UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 20, 2012

Covance Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code  609-452-8550

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)          On February 20, 2012, the Compensation and Organization Committee on Covance Inc. (“Company”) established the financial criteria for determining variable compensation awards for 2012.  In 2012, variable compensation awards for executive officers will be based, in the case of business unit officers, on the officer’s satisfaction of specified individual objectives and the satisfaction of specified business unit pre-bonus operating margin targets and business unit net order targets. In the case of non-business unit officers, the amounts payable under the Variable Compensation Plan shall be determined on the basis of the individual’s satisfaction of specified individual objectives and on the satisfaction of a specified Company post bonus operating margin target and net order target.

(b)         On February 21, 2012, the Company entered into revised letter agreements with the following executive officers of the Company: Richard F. Cimino, William E. Klitgaard, James W. Lovett, Deborah L. Tanner and John E. Watson.

The revised letter agreements (i) provide for a three-year renewable term for the agreements; (ii) restate the substantive terms of the superseded agreements, and (iii) contain minor revisions consistent with Section 409A of the Jobs Creation Act of 2004. The form of agreement is attached as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

(c)          On February 20, 2012, the Compensation and Organization Committee approved a form of Stock Option Agreement for grants of options to executive officers under the Company’s Employee Equity Participation Plan.  The form of agreement is substantially similar to that used in the past except that options will vest in four equal installments over four years rather than three equal installments over three years.  The form of Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

The descriptions of the aforementioned agreements are qualified in their entirety by reference to the agreements filed as exhibits to this Form 8-K and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1                           Form of Letter Agreement between Covance Inc. and each of Richard F. Cimino, William E. Klitgaard, James W. Lovett, Deborah L. Tanner and John E. Watson dated as of February 21, 2012. Filed herewith.

10.2                           Form of Executive Officer Stock Option Agreement. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date:	February 24, 2012	/s/ James W. Lovett
		Name:	James W. Lovett
		Title:	Corporate Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of Letter Agreement between Covance Inc. and each of Richard F. Cimino, William E. Klitgaard, James W. Lovett, Deborah L. Tanner and John E. Watson dated as of February 21, 2012. Filed herewith.

10.2	Form of Executive Officer Stock Option Agreement. Filed herewith.